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                                                                 EXHIBIT 10.3

                                            AMENDMENT NO. 1, dated as of April
                                        2, 2002 (this "Amendment No. 1"), to the
                                        Amended and Restated Common and
                                        Preferred Stock Purchase and
                                        Shareholders' Agreement, dated as of
                                        August 28, 1998 (the "Shareholders'
                                        Agreement"), among BT INVESTMENT
                                        PARTNERS, INC. ("BT Partners"), MTL
                                        EQUITY INVESTORS, L.L.C. ("Equity LLC",
                                        and together with BT Partners, the
                                        "Purchasers"), APOLLO INVESTMENT
                                        PARTNERS III, L.P. ("Apollo
                                        Investment"), APOLLO OVERSEAS PARTNERS
                                        III, L.P. ("Apollo Overseas"), and
                                        APOLLO (U.K.) PARTNERS III, L.P. (f/k/a
                                        APOLLO U.K. FUND III, L.P.) ("Apollo
                                        U.K.", and together with Apollo
                                        Investment and Apollo Overseas, the
                                        "Apollo Entities") and QUALITY
                                        DISTRIBUTION, INC. (f/k/a MTL INC.) (the
                                        "Company").

                                    RECITALS

             The Company, the Purchasers and the Apollo Entities agree to certain amendments to the Shareholders' Agreement, on the terms and subject to the conditions set forth herein.

             NOW, THEREFORE, in consideration of the promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     Section 1. Defined Terms. Unless otherwise defined herein, terms defined in the Shareholders' Agreement are used herein as defined therein.

     Section 2. Amendment to the Shareholders' Agreement.

             2.1. Section 5.2(a) of the Shareholders' Agreement is hereby amended by inserting at the beginning of Section 5.2(a), the following clause:
"Subject to Section 5.4,".

             2.2. Section 5.2(b) of the Shareholders' Agreement is hereby amended by:

                      (a) inserting in the first sentence of Section 5.2(b) after the clause "For purposes of effecting any Designated Action," the following clause: "subject to Section 5.4,"; and

                      (b) inserting in the second sentence of Section 5.2(b) after the clause "Each Designated Shareholder agrees with the Proxyholder that," the following clause: "except to the extent permitted by Section 5.4,".

             2.3. Section 5.2(d) of the Shareholders' Agreement is hereby amended by inserting at the beginning of Section 5.2(d), the following clause:
"Subject to Section 5.4,".

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          2.4. Article V of the Shareholders' Agreement is hereby amended by inserting the following as Section 5.4:

          "5.4 Limitation

          Notwithstanding anything to the contrary contained or implied herein, none of the foregoing provisions of this Article V (except for any limiting phrases that refer to this Section 5.4) shall apply or be effective to the extent that the voting power of the shares of Common Stock owned by the Designated Shareholders, when combined with the voting power of the shares of Common Stock owned by the Apollo Entity that owns the largest number of shares of Common Stock, would exceed 79.99% of the total voting power of the Company. To the extent that such combined voting power would exceed 79.99% of the total voting power of the Company, the Designated Shareholders shall be deemed not to have appointed the Proxyholder to take any Designated Actions and the Designated Shareholders shall retain the right to take all Designated Actions in accordance with their sole and absolute discretion, in proportion to their relative Common Stock ownership percentage interests."

          2.5. Effectiveness. This Amendment No. 1 shall become effective as of the date hereof (the "Effective Date").

     Section 3. References to the Shareholders' Agreement. From and after the Effective Date, all references in the Shareholders' Agreement and any other documents to the Shareholders' Agreement shall be deemed to be references to the Shareholders' Agreement after giving effect to this Amendment No. 1.

     Section 4. No Other Amendments. Except as expressly set forth herein, the Shareholders' Agreement remains in full force and effect in accordance with its terms and nothing contained herein shall be deemed (i) to be a waiver, amendment, modification or other change of any term, condition or provision of the Shareholders' Agreement or any other document (or a consent to any such waiver, amendment, modification or other change), (ii) to be a consent to any transaction or (iii) to prejudice any right or rights which the Company, the Purchasers or the Apollo Entities may have under the Shareholders' Agreement and/or any other document.

     Section 5. Further Assurances. The parties hereto agree to do such further acts and things, and to execute and deliver such additional conveyances, assignments, agreements and instruments, as may be reasonably requested in connection with the administration and enforcement of this Amendment No. 1 and to permit the exercise thereof in compliance with any applicable law.

     Section 6. Notices. All notices, demands and requests of any kind to be delivered to any party hereto in connection with this Amendment No. 1 shall be delivered in accordance with the notice provisions contained in the Shareholders' Agreement.

     Section 7. Headings. The headings used herein are for convenience of reference only and shall not affect the construction of, nor shall they be taken into consideration in interpreting, this Amendment No. 1.

                                       2

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     Section 8. Counterparts. This Amendment No. 1 may be executed in any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Facsimile counterpart signatures to this Amendment No. 1 shall be acceptable and binding.

     Section 9. Applicable Law. THIS AMENDMENT NO. 1 SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW).

                            [SIGNATURE PAGES FOLLOW]

                                       3

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered as of the day and year first above written.


                                COMPANY:
                                -------

                                QUALITY DISTRIBUTION, INC.


                                By: /s/ Thomas L. Finkbiner
                                    --------------------------------------
                                    Name:  Thomas L. Finkbiner
                                    Title: President and Chief Executive Officer


                                THE PURCHASERS:
                                --------------

                                BT INVESTMENT PARTNERS, INC.


                                By: /s/ Charlie Ayres
                                    --------------------------------------
                                    Name:  Charlie Ayres
                                    Title: Managing Director

                                MTL EQUITY INVESTORS, L.L.C.


                                By: /s/ Edward Nadel
                                    --------------------------------------
                                    Name:  Edward Nadel
                                    Title: Vice President

                                       4

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                                      APOLLO ENTITIES:
                                      ---------------

                                      APOLLO INVESTMENT FUND III, L.P.

                                      By:   Apollo Advisors II, L.P.,
                                            its General Partner

                                      By:   Apollo Capital Management II, Inc.,
                                            its General Partner


                                      By:   /s/ Marc E. Becker
                                            ------------------------------------
                                            Name:  Marc E. Becker
                                            Title:

                                      APOLLO OVERSEAS PARTNERS III, L.P.

                                      By:   Apollo Advisors II, L.P.,
                                            its General Partner

                                      By:   Apollo Capital Management II, Inc.,
                                            its General Partner


                                      By:   /s/ Marc E. Becker
                                            ------------------------------------
                                            Name:  Marc E. Becker
                                            Title:

                                      APOLLO (U.K.) PARTNERS III, L.P.

                                      By:   Apollo Advisors II, L.P.,
                                            its General Partner

                                      By:   Apollo Capital Management II, Inc.,
                                            its General Partner


                                      By:   /s/ Marc E. Becker
                                            ------------------------------------
                                            Name:  Marc E. Becker
                                            Title:

                                       5